UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2022

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

369 N. New York Avenue, Suite 201 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:

(407) 904-3324

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida 32114

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amended and Restated Credit Agreement

As previously disclosed by Alpine Income Property Trust, Inc. (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 4, 2021, the Company, as parent guarantor, Alpine Income Property OP, LP, as borrower (the “Borrower”), and certain subsidiaries of the Company previously entered into a term loan credit agreement, dated as of September 30, 2021, with KeyBank National Association, as administrative agent, and certain other lenders named therein (the “2027 Term Loan Credit Agreement”) for a term loan in an aggregate principal amount of $80 million maturing in January 2027 (the “2027 Term Loan”).

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on April 18, 2022, on April 14, 2022, the Borrower increased the term loan commitment under the 2027 Term Loan Agreement by $20 million resulting in an aggregate term loan commitment of $100 million.

On September 30, 2022, the Company, as parent guarantor, the Borrower, and certain subsidiaries of the Company entered into an Amended and Restated Credit Agreement, dated as of September 30, 2022, with KeyBank National Association, as administrative agent, and certain other lenders named therein (the “Amended Credit Agreement”) which amended and restated the 2027 Term Loan Credit Agreement.

The Amended Credit Agreement, includes, among other things:

•	the origination of a new revolving credit facility in the amount of $250 million;
•

an accordion option that allows the Borrower to request additional revolving loan commitments and additional term loan commitments, provided the aggregate amount of revolving loan commitments and term loan commitments shall not exceed $750 million;

•	the amendment of certain financial covenants; and
•

the addition of a sustainability-linked pricing component pursuant to which the Borrower will receive interest rate reductions up to 0.025% based on performance against sustainability performance targets.

On September 30, 2022, in connection with the Borrower’s entry into the Amended Credit Agreement, the Borrower repaid all obligations outstanding under the Credit Agreement, dated as of November 26, 2019, as amended, among the Company, as parent guarantor, the Borrower, and certain subsidiaries of the Company, Bank of Montreal, as administrative agent, and certain other lenders party thereto  (the “Prior Revolving Credit Facility”), and the Prior Revolving Credit Facility was terminated and the obligations thereunder discharged.

Second Amendment to 2026 Term Loan Agreement

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on May 25, 2021, the Company, as parent guarantor, the Borrower, and certain subsidiaries of the Company previously entered into a term loan credit agreement, dated as of May 21, 2021, with Truist Bank, N.A., as administrative agent, and certain other lenders named therein (the “2026 Term Loan Credit Agreement”) for a term loan in an aggregate principal amount of $60 million with a maturity of five years (the “2026 Term Loan”).

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on April 18, 2022, on April 14, 2022, the Borrower increased the term loan commitment under the 2026 Term Loan Agreement by $40 million resulting in an aggregate term loan commitment of $100 million.

On October 5, 2022, the Company, as parent guarantor, the Borrower, and certain subsidiaries of the Company entered into a Second Amendment to Credit Agreement (the “Second Amendment”), which amended the 2026 Term Loan Agreement to, among other things, amend certain financial covenants and add a sustainability-linked pricing component consistent with what is contained in the Amended Credit Agreement.

The foregoing summary of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Amendment, to be filed with the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022.

Item 7.01. Regulation FD Disclosure.

On October 3, 2022, the Company issued a press release regarding the entry into the Amended Credit Agreement. A copy of the press release is furnished as Exhibit 99.1 to Current Report on Form 8-K.

The furnishing of the press release is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the press release includes material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

10.1

Amended and Restated Credit Agreement, dated as of September 30, 2022, among Alpine Income Property, OP, LP, Alpine Income Property Trust, Inc., the other Guarantors from time to time parties thereto, KeyBank National Association, and certain other lenders named therein.

99.1	Press release issued October 3, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2022

Alpine Income Property Trust, Inc.

By: /s/ Matthew M. Partridge

Senior Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer)